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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2003

                                   LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                      000-31105                     13-3990223
(State Or Other                 (Commission                  (IRS Employer
Jurisdiction Of                 File Number)               Identification No.)
 Incorporation)

                              Three New York Plaza
                            New York, New York 10004
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 981-0700


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Item 5. Other Events and Regulation FD Disclosure.

On November 5, 2003, Lexent Inc. and LX Merger Corp. entered into a First Amendment to Agreement and Plan of Merger in order to extend to December 31, 2003 the termination date under the Agreement and Plan of Merger, dated as of July 9, 2003, by and between LX Merger Corp. and Lexent Inc., pursuant to which Lexent Inc. will become a private company owned entirely by Hugh J. O'Kane, Jr., Lexent's Chairman, and Kevin M. O'Kane, Lexent's Chief Executive Officer and Vice Chairman.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      2.1 First Amendment to Agreement and Plan of Merger, dated as of November 5, 2003, by and between LX Merger Corp. and Lexent Inc.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LEXENT INC.

                                              By:  /s/ Noah Franzblau
                                                   Noah Franzblau
                                                   Secretary and General Counsel

                                              Date:  November 11, 2003


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